UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 19, 2003


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


              0-29630                                 98-0359573
     (Commission File Number)             (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                           (Zip code)

Registrant's telephone number, including area code              44 1256 894 000
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          (Former name or former address, if changed since last report)

Item 5. Other Events

     Shire Pharmaceuticals Group plc has issued press releases attached as Exhibits 99.1 and 99.2 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

     (c) Exhibits. The following exhibits are filed herewith:

99.1     Press Release dated March 19, 2003

99.2     Press Release dated March 19, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2003


                          SHIRE PHARMACEUTICALS GROUP PLC

                          By:    /s/ Angus Charles Russell
                                 ---------------------------------
                                 Name:  Angus Charles Russell
                                 Title:  Group Finance Director

                                  EXHIBIT INDEX


Number   Description

99.1     Press Release dated March 19, 2003

99.2     Press Release dated March 19, 2003